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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): November 26, 2002

                              DECRANE HOLDINGS CO.
                           (Exact Name of Registrant
                          as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              333-70363                               13-4019703
       (Commission File Number)            (IRS Employer Identification No.)

    c/o Credit Suisse First Boston/
DLJ Merchant Banking Partners II, L.P.
        Eleven Madison Avenue
            New York, NY                                 10010
(Address of Principal Executive Offices)              (Zip Code)

                                 (212) 325-2000
              (Registrant's Telephone Number, Including Area Code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         99.1 Slide presentation given to bondholders.

Item 9.  Regulation FD Disclosure.  (Effective October 23, 2000.)

         At a meeting with the Company's bondholders held today, November 26, 2002, the Company disclosed the information attached hereto as
         Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DECRANE HOLDINGS CO.


Date: November 26, 2002                     By: /s/ Richard J. Kaplan
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                                               Name:  Richard J. Kaplan
                                               Title: Senior Vice President,
                                                      Chief Financial Officer,
                                                      Secretary and Treasurer
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                               INDEX TO EXHIBITS

Exhibit
Number            Description
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99.1              Slide presentation given to bondholders.